UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 7, 2003
                                                          --------------


                               Intelligroup, Inc.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                     0-20943                    11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


499 Thornall Street
Edison, New Jersey                                                     08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices                             (Zip Code)


                                 (732) 590-1600
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On August 7, 2003 Intelligroup, Inc. (the "Company") entered into an Agreement with Ashok Pandey ("Pandey"), a shareholder and former officer and director of the Company, pursuant to which, among other things,:

o the parties agreed to release each other from any and all claims and settle all current litigation matters between them;

o the Company agreed to pay Pandey an aggregate amount of $750,000, payable in three equal installments during the next two years, in order to reimburse Pandey for a portion of the legal fees incurred by Pandey in connection with the various litigation matters between the parties;

o the Company waived any and all amounts due by Pandey to the Company pursuant to the award granted by the Court in the action filed by the Company against Pandey in the Superior Court of New Jersey, Law Division, Mercer County;

o the Company agreed to include Pandey or an individual named by Pandey who is reasonably acceptable to the Company's Board of Directors (the "Board"), as the case may be, in its slate of nominees for election to the Board at its 2003 Annual Meeting of Shareholders and the annual meetings to be held in 2004 and 2005;

o Pandey agreed that for a period of three (3) years that he will not, nor will any of his Affiliates (as defined therein) directly or indirectly (i) participate in the formation of any Person or Group (each as defined therein) for the purpose of acquiring Voting Securities (as defined therein), (ii) solicit or participate in any solicitation of proxies with respect to the Company other than in support of the nominees to the Board proposed by the Company, (iii) oppose the election to the Board of the nominees nominated, recommended or supported by the Company, (iv) wage a proxy contest or tender offer relating to the Company's Voting Securities or (vi) initiate or support any shareholder proposal, except as Pandey in good faith deems necessary as a member of the Board in the discharge of his fiduciary duties;

o Subject to certain conditions, for a period of three (3) years Pandey and his Affiliates shall vote all Voting Securities beneficially owned or controlled by them for the slate of directors nominated, recommended or supported by the Board for election to the Company's Board at any meetings of the Company's shareholders at which directors are to be elected; and

o    the parties agreed not to disparage each other.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Information of Businesses Acquired.

      Not applicable.

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

(b)   Pro Forma Financial Information (unaudited).

      Not applicable.

(c)   Exhibits.

      Exhibit No.   Description
      -----------   -----------

         10.1 Agreement dated August 7, 2003, by and between Intelligroup, Inc. and Ashok Pandey.

         99.1       Press Release of the Company dated August 12, 2003.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTELLIGROUP, INC.


                                   By: /s/ Nicholas Visco
                                       -----------------------------------------
                                       Name:  Nicholas Visco
                                       Title: Senior Vice President-Finance and
                                              Administration and Chief Financial
                                              Officer

Date:  August 12, 2003



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